1
PFM MULTI-MANAGER SERIES TRUST
(the “Trust”)
Supplement dated August 12, 2026 to
the Trust’s Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”)
each dated January 28, 2026, for the
First American Multi-Manager Fixed-Income Fund

This supplement provides new and additional information to the Summary Prospectus, Prospectus, and Statement of
Additional Information, each dated January 28, 2026, as supplemented, for the First American Multi-Manager Fixed-
Income Fund (the “Fund”). You can find the Summary Prospectus, Prospectus, and the Fund’s Statement of Additional
Information, as well as other information about the Fund at https://www.firstamericanfunds.com/index/
InvestmentSolutions/MMSTFunds/FixedIncome.html. You may also obtain this information at no charge by calling
1-800-527-5412.
On July 31, 2026 (the “Effective Date”), Teachers Advisors, LLC (TAL), an affiliated registered investment adviser under
Nuveen Americas International (“Nuveen”), and the current subadviser to the Fund pursuant to an Investment Management
Agreement dated December 20, 2017 merged into Nuveen Asset Management, LLC (NAM), (the “Transition”), also an affiliated registered investment adviser under Nuveen. TAL and NAM have been functionally integrated for several years, and currently share the same investment team, investment process, policies and resources. The Transition was effected in connection with an internal reorganization. The Transition does not involve a change in actual control or management of
TAL and the same individuals will continue to provide portfolio management services to the Fund. NAM assumed the
Trust’s existing subadvisory agreement with TAL, with respect to the Fund on the Effective Date. It is currently anticipated that there will be no material changes to the Fund’s investment objective or principal investment strategies, no reduction in the nature or level of services provided to the Fund, and no increase in the management fee payable by the Fund’s investment adviser as a result of the engagement of NAM to serve as the Fund’s subadviser.
As of the Effective Date, the Summary Prospectus, Prospectus, and SAI are amended as follows:
1.All references to, and information regarding Teachers Advisors, LLC (TAL) are deleted and replaced with Nuveen
Asset Management, LLC (NAM).
2.The following replaces the information in the table under the heading “Sub-Advisers” on page 43 of the Prospectus:

Fund	Sub-Adviser	Strategy	Sub-Adviser Since

First American Multi-Manager Fixed-Income Fund	Nuveen Asset Management, LLC (formerly known as, Teachers Advisors, LLC) 333 West Wacker Drive Chicago, IL 60606	Core Fixed-Income	Inception
3.The following replaces the information under the heading “Investment Sub-Advisers” on page 67 of the SAI:
“Nuveen Asset Management, LLC (NAM), 333 West Wacker Drive, Chicago, IL 60606, serves as a Sub-Adviser to a portion of the First American Multi-Manager Fixed-Income Fund. In connection with an internal reorganization,
Teachers Advisors, LLC (TAL) merged with NAM on July 31, 2026. Prior to July 31, 2026, TAL served as a sub-
adviser to a portion of the First American Multi-Manager Fixed-Income Fund. NAM is also known as “Nuveen” for marketing purposes, and is an indirect wholly-owned subsidiary of Nuveen, the asset management division of NAM had approximately $1.4 trillion in assets under management as of June 30, 2026.”
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Please keep this supplement with your Summary Prospectus,
Prospectus, and Statement of Additional Information for future reference.